Exhibit (q)(18)

POWER OF ATTORNEY

The undersigned officer of Cash Management Portfolio, Large-Cap Growth Portfolio, Small-Cap Portfolio and Tax-Managed International Equity Portfolio, each a New York trust, (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney, to sign for me in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Cash Management Portfolio	Eaton Vance Mutual Funds Trust
Large-Cap Growth Portfolio	Eaton Vance Growth Trust
Small-Cap Portfolio	Eaton Vance Growth Trust
Tax-Managed International Equity Portfolio	Eaton Vance Mutual Funds Trust

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date

/s/ Kristin S. Anagnost	Treasurer and Principal Financial and	January 25, 2006
Kristin S. Anagnost	Accounting Officer

POWER OF ATTORNEY

The undersigned officer of Boston Income Portfolio, Floating Rate Portfolio, Government Obligations Portfolio, High Income Portfolio, Investment Portfolio, Senior Debt Portfolio, and Strategic Income Portfolio, each a New York trust, (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr., and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney, to sign for me in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Boston Income Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust II
Floating Rate Portfolio	Eaton Vance Mutual Funds Trust
Government Obligations Portfolio	Eaton Vance Mutual Funds Trust
High Income Portfolio	Eaton Vance Mutual Funds Trust
Investment Portfolio	Eaton Vance Mutual Funds Trust
Senior Debt Portfolio	Eaton Vance Advisers Senior Floating-Rate Fund
Eaton Vance Institutional Senior Floating-Rate Fund
Eaton Vance Prime Rate Reserves
EV Classic Senior Floating-Rate Fund
Strategic Income Portfolio	Eaton Vance Mutual Funds Trust

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date

/s/ Dan A. Maalouly	Treasurer and Principal Financial and	January 25, 2006
Dan A. Maalouly	Accounting Officer

POWER OF ATTORNEY

The undersigned officer of Asian Small Companies Portfolio, Capital Growth Portfolio, Emerging Markets Portfolio, Global Growth Portfolio, Greater China Growth Portfolio, Growth Portfolio, Investment Grade Income Portfolio, Large-Cap Value Portfolio, Small-Cap Growth Portfolio, South Asia Portfolio and Utilities Portfolio, each a New York trust, (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney, to sign for me in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Asian Small Companies Portfolio	Eaton Vance Growth Trust
Capital Growth Portfolio	Eaton Vance Special Investment Trust
Emerging Markets Portfolio	Eaton Vance Special Investment Trust
Global Growth Portfolio	Eaton Vance Growth Trust
Greater China Growth Portfolio	Eaton Vance Growth Trust
Growth Portfolio	Eaton Vance Growth Trust
Investment Grade Income Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Large-Cap Value Portfolio,	Eaton Vance Special Investment Trust
Small-Cap Growth Portfolio	Eaton Vance Special Investment Trust
South Asia Portfolio	Eaton Vance Special Investment Trust
Utilities Portfolio	Eaton Vance Special Investment Trust

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date

/s/ William J. Austin, Jr.	Treasurer and Principal Financial and	January 25, 2006
William J. Austin, Jr.	Accounting Officer